Exhibit 10(f)


  SUMMARY OF EXECUTIVE OFFICER BENEFITS AND BOARD OF DIRECTORS
                        BENEFITS AND FEES

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Description of          Eligible Positions             Amount/Schedule
   Benefit


Automobile              Chief Executive Officer        $1,500/month
Allowance               Chief Operating Officer        $1,300/month
                        Division Presidents and        $1,100/month
                        Executive Vice Presidents
                        Senior Vice Presidents         $1,000/month

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Club Membership         Chief Executive Officer        Approved at discretion
                                                        of Compensation
                                                        Committee
                        Chief Operating Officer,       Approved at discretion of
                          Division Presidents and       direct supervisor
                          Executive Vice Presidents,
                        Senior Vice Presidents

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Sprint Long-            Board of Directors             $6,000/year
Distance Telephone                                     (continues after
Service (1)                                            retirement for up to
                                                       120 months)

                        Chief Executive Officer,       Actual usage (continues
                          Chief Operating Officer,      after retirement)
                          Division Presidents,
                          Executive and Senior Vice
                          Presidents

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Sprint PCS              Board of Directors             $2,000/year
Service (1)                                            Use of PCS handsets

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Income tax              Chief Executive Officer and    Amount incurred
compliance for            Chief Operating Officer,
2002 tax year             Division Presidents,
(preparation              EVP/Chief Financial Officer
of federal and            & EVP Legal & External
state income              Affairs
tax filings
and related
analyses)
(1)(2)

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Miscellaneous           Chief Executive Officer and    $15,000/year
services                  Chief Operating Officer
(investment             Division Presidents and        $12,000/year
counseling,               Executive Vice Presidents
insurance               Senior Vice Presidents         $10,000/year
counseling,
preparation of
wills and trusts,
tax counseling,
income tax
preparation,
estate planning,
and personal
financial planning)
(1)(3)

_______________________________________________________________________________

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Description of          Eligible Positions             Amount/Schedule
   Benefit

Disability              Chief Executive Officer,       52 weeks at full base pay
                          Chief Operating Officer,
                          Division Presidents,
                          Executive and Senior
                          Vice Presidents

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Separation              Chief Executive Officer,       Less than 5 years
                          Chief Operating                service:
                          Officer, Division              17 weeks salary
                          Presidents, Executive and        continuation
                          Senior Vice Presidents       5 to 10 years service
                          (unless otherwise              35 weeks salary
                          provided in an individual      continuation
                          agreement with an            11 to 18 years service
                          officer)                       43 weeks salary
                                                         continuation
                                                       More than 19 years
                                                         service:
                                                         1 year salary
                                                         continuation

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Fees                    Board of Directors             Annual retainer - $40,000/
                                                                             year

                                                       Meeting Fee - $ 1,250/
                                                                        meeting

                                                       Committee
                                                       Meeting Fee - $ 1,000/
                                                                        Meeting

                                                       Fee for In-person Meetings of
                                                       Outside Directors - $ 1,250/
                                                                            meeting


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
(1)  Sprint reimburses for income taxes associated with these benefits.

(2)  This benefit has been eliminated with respect to tax years after 2002.

(3) With respect to tax years after 2002, Sprint's independent auditor may not provide these services.



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